QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2002

TROY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	000-24413 (Commission File Number)	33-0807798 (I.R.S. Employer Identification No.)

2331 South Pullman Street
Santa Ana, California 92705
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (949) 250-3280

Item 4. Changes in Registrant's Certifying Accountant.

        On May 31, 2002, the Audit Committee of the Board of Directors of Troy Group, Inc. ("Troy"), approved a change in auditors. The Board of Directors ratified the Audit Committee's dismissal of McGladrey & Pullen LLP as Troy's independent public accountants and the selection of KPMG LLP to replace them. In accordance with SEC rules, Troy filed a report on Form 8-K dated May 28, 2002 to report the dismissal of McGladrey & Pullen LLP.

        On July 5, 2002, Troy completed a formal engagement letter with KPMG LLP("KPMG") to serve as Troy's independent public accountants, effective immediately.

        During Troy's two most recent fiscal years ended November 30, 2001 and the subsequent interim periods, Troy did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Troy's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TROY GROUP, INC.
Dated: July 5, 2002	By:	/s/ PATRICK J. DIRK Patrick J. Dirk, Chairman

3

QuickLinks

SIGNATURES